VAN KAMPEN TRUST II,
on behalf of its series,
VAN KAMPEN GLOBAL TACTICAL
ASSET ALLOCATION FUND

Supplement dated August 7, 2009
to the
Class A Shares, Class B Shares and Class C Shares Prospectus
dated December 24, 2008
and to the
Class I Shares and Class R Shares Prospectus
dated December 24, 2008

The Prospectuses are hereby supplemented as follows:

The first three paragraphs of the section entitled “Investment Advisory Services – Portfolio management” are hereby deleted in their entirety and replaced with the following:

Portfolio management. The Fund is managed by members of the Adviser’s Global Tactical Asset Allocation team. The Global Tactical Asset Allocation team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Francine J. Bovich and Henry McVey, each a Managing Director of the Adviser, and Anjun Zhou, an Executive Director of the Adviser.

Ms. Bovich has been associated with the Adviser in an investment management capacity since 1993 and began managing the Fund at its inception in December 2008. Mr. McVey has been associated with the Adviser in an investment management capacity since June 2009 and began managing the Fund in August 2009. Mr. McVey was a portfolio manager for Fortress Investment Group LLC from September 2007 to May 2009. Prior to September 2007, Mr. McVey worked as the Chief U.S. Investment Strategist for an affiliate of the Adviser. Ms. Zhou has been associated with the Adviser in an investment management capacity since 2006 and began managing the Fund at its inception in December 2008. From 2004 to 2006, Ms. Zhou worked in an investment management capacity at Deutsche Asset Management.

Ms. Bovich and Mr. McVey are co-lead managers of the Fund and Ms. Zhou is a co-portfolio manager. All members are responsible for the execution and overall strategy of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GTAASPT 8/09

VAN KAMPEN TRUST II

Supplement dated August 7, 2009
to the Statement of Additional Information
dated December 24, 2008

The Statement of Additional Information is hereby supplemented as follows:

1)    In the section entitled “Fund Management — Other Accounts Managed by the Portfolio Managers — Global Tactical Asset Allocation Fund,” the following is hereby added as the second paragraph:

As of July 29, 2009, Henry McVey managed two registered investment companies with a total of approximately $82.3 million in assets; no pooled investment vehicles other than registered investment companies and no other accounts.

2)    In the section entitled “Fund Management” — Securities Ownership of Portfolio Managers — Global Tactical Asset Allocation Fund,” the following is hereby added as the third line item:

As of July 29, 2009, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

Henry McVey – None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GTAASPTSAI 8/09